UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2017

FC GLOBAL REALTY INCORPORTED

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

2300 Computer Drive, Building G, Willow Grove, PA	19090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

PhotoMedex, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 19, 2017, FC Global Realty Incorporated (formerly PhotoMedex, Inc.) (NASDAQCM and TASE “PHMD”, hereinafter referred to as the “Company”) filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State to, among other things, change the name of the Company from PhotoMedex, Inc. to FC Global Realty Incorporated, increase the number of authorized shares of the Company’s common stock from fifty million (50,000,000) shares to five hundred million (500,000,000) shares, and increase the number of authorized shares of the Company’s preferred stock from five million (5,000,000) shares to fifty million (50,000,000) shares. The Amended and Restated Articles of Incorporation also include the following amendments:

●	the addition of a provision regarding the Company’s election not to be governed by certain provisions of the Nevada Revised Statutes regulating business combinations with interested stockholders;

●	the addition of a provision regarding the Company’s election not to be governed by certain provisions of the Nevada Revised Statutes regulating control share acquisitions;

●	the removal of a provision regarding the number of directors of the Company, which is included in the Company’s Amended and Restated Bylaws;

●	the removal of a provision regarding vacancies in the Company’s Board of Directors, which is included in the Company’s Amended and Restated Bylaws; and

●	the removal of a provision regarding the location of stockholder meetings and the location of the Company’s books and records, which is included in the Company’s Amended and Restated Bylaws.

The Amended and Restated Articles of Incorporation were approved by the Company’s Board of Directors on May 17, 2017 and by the Company’s stockholders at the special meeting held on October 12, 2017. For more information regarding the Amended and Restated Articles of Incorporation, please see the Company’s proxy statement filed on August 8, 2017.

The Company’s common stock will be traded under a new symbol, FCRE, on the Nasdaq Capital Market, tentatively effective November 1, 2017. The Company will file another Form 8-K regarding the change of ticker symbol once it has been finalized.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORTED

Date: October 25, 2017	By:	/s/ Suneet Singal
Suneet Singal
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation of the Company